UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2008
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19311 (Commission file number)	33-0112644 (IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts (Address of principal executive offices)	02142 (Zip Code)
Registrant’s telephone number, including area code (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.
          On July 31, 2008, Biogen Idec Inc. and Elan Corporation, plc notified relevant regulatory agencies of two confirmed cases of progressive multifocal leukoencephalopathy (PML) in multiple sclerosis (MS) patients treated with TYSABRI in the commercial setting. Additional information about these cases is set forth below.
     Case 1
•	On July 30, 2008, following a period of clinical evaluation, Biogen Idec received confirmation of a diagnosis of PML in a MS patient in the European Union (EU).

•	The diagnosis was made based upon the detection of JC Virus (JCV) DNA in the cerebrospinal fluid (CSF) in the setting of clinical signs, symptoms and magnetic resonance imaging (MRI) findings consistent with the diagnosis of PML.

•	As reported to the company on July 31, 2008, the patient remains clinically stable and ambulatory at home.

•	Background:
-	Patient in EU with aggressive MS who was naïve to prior disease modifying therapy;

-	TYSABRI monotherapy for approximately 17 months;

-	Clinical vigilance led to early identification of signs and symptoms of possible PML and medical work-up which included MRI scanning and CSF testing, but PML was not confirmed at that time;

-	However, given continued clinical suspicion by treating physician plasma exchange was initiated as outpatient;

-	Subsequent testing of CSF detected JCV DNA which was reported to the company on July 30, 2008;

-	It was then determined by PML experts that the latest CSF results together with the clinical history, physical findings, and MRI results are consistent with the diagnosis of PML.
     Case 2
•	On July 31, 2008, Biogen Idec was notified of a diagnosis of PML in a second MS patient in the EU.

•	The diagnosis was made based upon the detection of JCV DNA in the CSF in the setting of clinical signs, symptoms, and MRI findings consistent with the diagnosis of PML.

•	As reported to the company on July 31, 2008 the patient is currently hospitalized.

•	Background:
-	Patient in EU with MS with a history of prior disease modifying therapies including azathioprine and beta-interferons;

-	TYSABRI monotherapy for approximately 14 months;

-	Evaluation for possible PML included MRI scanning and CSF testing;

-	CSF testing detected JCV DNA, which was reported to the company on July 31, 2008;

-	The CSF results together with the clinical history, physical findings, and MRI results are consistent with the diagnosis of PML.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
By:	/s/ Robert A. Licht
Robert A. Licht
Vice President and Assistant Secretary
Date: July 31, 2008